Summary Prospectus February 1, 2010
Sterling Capital Small Cap Value Fund

Institutional Shares SPSCX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.bbtfunds.com/literature. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@bbandt.com.

Investment Objective

The Fund seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional
Shares[1]
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None

Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net assets value at the time of redemption)	None

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional
Shares[1]
Management Fees	0.90%

Distribution and Service (12b-1) Fees	0.00%

Other Expenses[2]	0.35%

Acquired Fund Fees and Expenses[3]	0.01%

Total Annual Fund Operating Expenses	1.26%

Fee Waiver or Expense Reimbursement[4]	–0.10%

Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[4]	1.16%

1 Effective February 1, 2010, Sterling Shares of the Fund were renamed Institutional Shares.

2 Other expenses are based on estimated amounts for the current fiscal year.

3 The fees presented above represent those of prior fiscal years; and may be different for the current fiscal year. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4 The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to 0.80% for the period from February 1, 2010 through January 31, 2011. Also, the Fund’s Adviser has contractually agreed to limit the Fund’s Total Annual Operating Expenses to 1.15% for the period from February 1, 2010 to January 31, 2011. These contractual limitations may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Investment Advisory Agreement between the Fund and the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same except for the expiration of the current contractual expense limitations on January 31, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Institutional Shares	$118	$390	$682	$1,514

You would pay the following expenses if you did not redeem your shares:

	1	3	5	10
	Year	Years	Years	Years
Institutional Shares	$118	$390	$682	$1,514

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Summary Prospectus	1 of 4	Sterling Capital Small Cap Value Fund

Strategy, Risks and Performance

Principal Strategy
To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings in the securities of small capitalization companies. Currently, small capitalization companies are defined as companies whose market capitalization, at the time of purchase, is less than $3 billion. The Fund invests primarily in U.S. traded equity securities of small capitalization companies. The Fund may also, with respect to 20% of its assets, invest in equity securities of companies with market capitalization greater than or lower than those included in the Russell 2000® Index. As of November 30, 2009, the market capitalization range of companies in the Russell 2000® Index was approximately $20 million to $4.6 billion.

Sterling Capital Management LLC, the Fund’s investment adviser (“Sterling Capital”), investment process focuses on attempting to identify securities that are priced below the estimated value of their underlying business. Sterling Capital examines factors it believes are relevant to the worth of an ongoing business using traditional fundamental securities analysis. Such factors may include balance sheet quality, sustainable earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent.

Sterling Capital’s sell discipline is as important as its buy discipline. Sterling Capital reviews stocks that underperform their sector and may choose to sell those stocks which fail to demonstrate fundamental progress. Sterling Capital generally will not sell a security merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

The Fund may engage in securities lending.

Principal Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, small company stocks tend to trade less frequently than those of larger firms.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — small company stocks and value stocks — will underperform other kinds of investments or market averages. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Company-Specific Risk: The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Middle Capitalization Company Risk: Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from the borrower.

For more information about the Fund’s risks, please see the Fund’s prospectus or statement of additional information.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bbtfunds.com or by calling 1-800-228-1872.

Summary Prospectus	2 of 4	Sterling Capital Small Cap Value Fund

Institutional Shares Annual Total Returns for years ended 12/31[1,2]

Best quarter:	32.90%	6/30/09
Worst quarter:	–27.72%	12/31/08

Average Annual Total Returns as of December 31, 2009[1,2]

	1	5	10	Since
	Year	Years	Years	Inception
Institutional Shares				(1/2/97)
Return Before Taxes	54.51%	2.27%	7.94%	9.05%

Return After Taxes on Distributions	54.48%	0.03%	5.87%	7.19%

Return After Taxes on Distributions and Sale of Fund Shares	35.47%	1.58%	6.29%	7.35%

Russell 2000® Value Index				(1/31/97)
(reflects no deductions for fees, expenses, or taxes)	20.58%	–0.01%	8.27%	7.83%

1 Effective February 1, 2010, Sterling Shares of the Fund were renamed Institutional Shares.

2 The performance information for the Institutional Shares prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. Information prior to 3/16/01 relates to the UAM Fund Inc.’s Sterling Partners’ Small Cap Value Portfolio, the assets of which were acquired by the Predecessor Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser
Sterling Capital Management LLC

Portfolio Manager
Eduardo Brea
Managing Director and Equity Portfolio Manager
Since 1995

Purchase and Sale of Fund Shares

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment
Regular Account	$1,000,000	$0

* Investors and employees of BB&T Asset Management, Inc. or Sterling Capital purchasing shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Distributor are not subject to a minimum initial investment requirement.

You may buy Institutional Shares of the Fund through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers or intermediaries approved by the Distributor. These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. Institutional Shares also are available for purchase at www.bbtfunds.com.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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SCSC-I-02/10

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